UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2008


                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    000-52408                 13-1026995                     Nevada
    ---------                 ----------                     ------
  (Commission File           (IRS Employer               (State or Other
      Number)              Identification No.)           Jurisdiction of
                                                          Incorporation)



                      1809 East Broadway Street, Suite 175
                              Oviedo, Florida 32765
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (407) 620-1063
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.


The following table amends the sales of unregistered securities reported under this Item in the Company's Current Report on Form 8K filed April 21, 2008.

                                                                  Principal         Total Offering Price/
   Date                     Title and Amount      Purchaser       Underwriter       Underwriting Discounts
------------------------------------------------------------------------------------------------------
May 2, 2008            1,250,000 shares of       Private investor    NA               $5,000,000/NA
                         Common stock

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EMERGING MEDIA HOLDINGS, INC.



                                By: /s/  Iurie Bordian
                                    ----------------------------------------
                                Name:  Iurie Bordian
                                Title: Chief Executive Officer


Date: May 6, 2008